Pilgrim's Pride Corporation
Net Sales
by Primary
Market Line
for
Quarters
Ended:



The following table sets forth, for the quarterly periods including and since fiscal 2000, net sales attributable to each of our primary product lines and
markets served with those products.   We based the table on our internal sales
reports and their classification of product types and customers. The information in these tables should be read in conjunction with the information in our SEC filings, including the discussion of our primary product lines and markets served with those products included in our most recent Annual Report on Form 10-K.



                                       FISCAL QUARTERS ENDED
                       DECEMBER 28  SEPTEMBER 28  JUNE 29,    MAR 30    DEC 29
                            2002        2002        2002       2002       2001
CHICKEN SALES:
   UNITED STATES
      Prepared Foods:
         Foodservice     170,048      170,700    171,568    161,171    156,417
         Retail           35,425       41,357     44,438     37,691     34,813

      Total Prepared
         Foods           205,473      212,057    216,006    198,862    191,230

      Fresh Chicken:
         Foodservice     101,749      109,058    115,080    107,795    116,444
         Retail           59,668       68,505     68,619     63,113     58,187

      Total Fresh
         Chicken         161,417      177,563    183,699    170,907    174,632

      Export and Other:
         Prepared Foods    5,213        7,905      7,839      7,360      7,423
         Chicken-Other    17,931       19,861     19,782     21,479     32,453

      Total Export
         and Other        23,145       27,767     27,621     28,839     39,877

      Total U.S.
         Chicken         390,035      417,387    427,325    398,609    405,738

      Mexico:(b)          88,091       81,260     80,308     75,674     86,528

      TOTAL
         CHICKEN SALES   478,126      498,647    507,632    474,282    492,266

      TOTAL
         PREPARED FOODS  210,686      219,963    223,845    206,222    198,653

TURKEY SALES:
      Prepared Foods:
         Foodservice      24,198       29,729     29,732     34,082     41,109
         Retail            5,013       14,284     14,723     11,803     13,829

      Total
         Prepared Foods   29,211       44,013     44,454     45,884     54,938

      Fresh Turkey:
          Foodservice     12,568        9,797      5,561      7,970     12,792
          Retail          49,401       25,402     23,585     15,498     43,097

      Total Fresh Turkey  61,969       35,199     29,146     23,468     55,888

      Export and Other:
          Prepared Foods     785          711        473        564      1,110
          Turkey-Other     2,414        2,910      2,582      2,310      4,468

      Total Export
         and Other         3,199        3,621      3,055      2,874      5,578

      TOTAL TURKEY SALES  94,379       82,833     76,656     72,226    116,404

      TOTAL
         PREPARED FOODS   29,995       44,724     44,927     46,448     56,048

      Sale of Other Products:
         U.S.             48,523       52,846     48,330     49,543     42,972
         Mexico(b)         6,377        5,494      4,498      4,702      4,388

      Total
         Other Products  54,900       58,340     52,828     54,245     47,360

      TOTAL NET SALES   627,405      639,819    637,116    600,753    656,030

(a) The acquisition of WLR Foods has been accounted for as a purchase, and the results of operations for this acquisition have been included in our consolidated results of operations since January 27, 2001, the acquisition date.

(b)  Certain items previously classified under Mexico chicken have been reclassified under sale of other products-Mexico. Amounts reclassified
     by quarter were:         0          123          0          0          0

                                              FISCAL QUARTERS ENDED
                                     SEP 29     JUN 30      MAR 31    DEC 30
                                      2001       2001        2001      2000
CHICKEN SALES:
   UNITED STATES
      Prepared Foods:
         Foodservice               166,891      156,859    160,349    147,975
         Retail                     32,204       30,350     26,029     14,618
      Total Prepared Foods         199,095      187,209    186,378    162,593

      Fresh Chicken:
         Foodservice               121,700      165,413     62,047     38,464
         Retail                     65,925       43,974     78,608     36,187
      Total Fresh Chicken          187,625      209,386    140,655     74,651

      Export and Other:
         Prepared Foods              6,290        6,450      4,793      1,379
         Chicken-Other              34,179       19,939     24,514     27,203

      Total Export and Other        40,469       26,389     29,307     28,582

      Total U.S. Chicken           427,189      422,984    356,340    265,826

      Mexico:(b)                    76,055       84,078     70,447     72,853

      TOTAL CHICKEN  SALES         503,244      507,063    426,787    338,679

      TOTAL PREPARED FOODS         205,433      193,737    191,231    164,000

TURKEY SALES:
      Prepared Foods:
         Foodservice                30,915       38,535     18,561          0
         Retail                     18,235       15,970     14,477          0
      Total Prepared  Foods         49,150       54,504     33,038          0

      Fresh Turkey:
         Foodservice                 6,911        6,141      5,567          0
         Retail                     27,898       22,947     20,802          0
      Total Fresh Turkey            34,809       29,088     26,369          0

      Export and Other:
         Prepared  Foods               851          941        641          0
         Turkey-Other                3,805        2,846      2,792          0
      Total Export and Other         4,656        3,788      3,433          0

      TOTAL TURKEY SALES            88,615       87,380     62,840          0

      TOTAL PREPARED FOODS          50,001       55,446     33,679          0

      Sale of Other Products:
         U.S.                       45,843       45,719     46,569     41,725
         Mexico(b)                   3,548        5,674      5,397      5,627
      Total Other Products          49,391       51,393     51,966     47,353
      TOTAL NET SALES              641,249      645,836    541,593    386,032

(a) The acquisition of WLR Foods has been accounted for as a purchase, and the results of operations for this acquisition have been included in our consolidated results of operations since January 27, 2001, the acquisition date.

(b)  Certain items previously classified under Mexico chicken have been reclassified under sale of other products-Mexico. Amounts reclassified
     by quarter were:                    7           11         10         10


                                              FISCAL QUARTERS ENDED
                                     SEP 30     JULY 1     APR 1      JAN 1
                                      2000       2000       2000       2000

CHICKEN SALES:
   UNITED STATES
      Prepared Foods:
          Foodservice              145,294      165,577    139,859    138,665
          Retail                    16,661        8,874     10,698     11,422
      Total Prepared  Foods        161,955      174,451    150,557    150,087

      Fresh Chicken:
          Foodservice               46,205       54,691     51,951     49,345
          Retail                    37,673       39,758     37,021     34,525
      Total Fresh  Chicken          83,878       94,449     88,972     83,870

      Export and Other:
          Prepared Foods             1,466        1,378      1,050        701
          Chicken-Other             16,250       12,695     13,108     15,519
      Total Export and Other        17,716       14,073     14,158     16,221

      Total U.S. Chicken           263,549      282,973    253,687    250,178

      Mexico:(b)                    73,176       75,686     71,804     64,939

      TOTAL CHICKEN SALES          336,725      358,659    325,491    315,117

      TOTAL PREPARED FOODS         163,439      175,853    151,630    150,827

TURKEY SALES:
      Prepared Foods:
         Foodservice                     0            0          0          0
         Retail                          0            0          0          0
      Total Prepared Foods               0            0          0          0

      Fresh Turkey:
         Foodservice                     0            0          0          0
         Retail                          0            0          0          0
      Total Fresh Turkey                 0            0          0          0

      Export and Other:
         Prepared Foods                  0            0          0          0
         Turkey-Other                    0            0          0          0

      Total Export and Other             0            0          0          0

      TOTAL TURKEY SALES                 0            0          0          0

      TOTAL PREPARED FOODS               0            0          0          0

      Sale of Other Products:
         U.S.                       36,706       27,940     42,843     34,201
         Mexico (b)                  5,945        5,380      4,926      5,507
      Total Other Products          42,650       33,320     47,769     39,708

      TOTAL NET SALES              379,375      391,979    373,260    354,825

(a) The acquisition of WLR Foods has been accounted for as a purchase, and the results of operations for this acquisition have been included in our consolidated results of operations since January 27, 2001, the acquisition date.

(b)  Certain items previously classified under Mexico chicken have been reclassified under sale of other products-Mexico.  Amounts reclassified
     by quarter were:                  146          132        121        135



                                               FISCAL QUARTERS ENDED
                          DEC 28      SEP 28     JUNE 29      MAR 30     DEC 29
                           2002        2002       2002         2002       2001
                                              (IN THOUSANDS)
CHICKEN SALES:
   U.S. CHICKEN SALES:
      Prepared Foods:
         Foodservice       43.6%        40.9%      40.1%      40.4%      38.6%
         Retail             9.1%         9.9%      10.4%       9.5%       8.6%
      Total Prepared Foods 52.7%        50.8%      50.5%      49.9%      47.1%

      Fresh Chicken:
         Foodservice       26.1%        26.1%      26.9%      27.0%      28.7%
         Retail            15.3%        16.4%      16.1%      15.8%      14.3%
      Total Fresh Chicken  41.4%        42.5%      43.0%      42.9%      43.0%

      Export and Other:
         Prepared Foods     1.3%         1.9%       1.8%       1.8%       1.8%
         Chicken-Other      4.6%         4.8%       4.6%       5.4%       8.0%
      Export and Other      5.9%         6.7%       6.5%       7.2%       9.8%

      TOTAL U.S. CHICKEN  100.0%       100.0%     100.0%     100.0%     100.0%

TURKEY SALES:
   U.S. Turkey Sales:
      Prepared Foods:
         Foodservice       25.6%        35.9%      38.8%      47.2%      35.3%
         Retail             5.3%        17.2%      19.2%      16.3%      11.9%
         Total
            Prepared Foods 31.0%        53.1%      58.0%      63.5%      47.2%

      Fresh Turkey:
         Foodservice       13.3%        11.8%       7.3%      11.0%      11.0%
         Retail            52.3%        30.7%      30.8%      21.5%      37.0%
         Total
            Fresh Turkey   65.7%        42.5%      38.0%      32.5%      48.0%

      Export and Other
         Prepared Foods     0.8%         0.9%       0.6%       0.8%       1.0%
         Turkey-Other       2.6%         3.5%       3.4%       3.2%       3.8%

         Export and Other   3.4%         4.4%       4.0%       4.0%       4.8%

         TOTAL
            U.S. TURKEY   100.0%       100.0%     100.0%     100.0%     100.0%


                                               FISCAL QUARTERS ENDED
                                    SEP 29     JUN 30      MAR 31     DEC 30
                                     2001       2001         2001       2000
                                              (IN THOUSANDS)

CHICKEN SALES:
   U.S. CHICKEN SALES:
      Prepared Foods:
         Foodservice                  39.1%        37.1%      45.0%      55.7%
         Retail                        7.5%         7.2%       7.3%       5.5%
      Total Prepared Foods            46.6%        44.3%      52.3%      61.2%

      Fresh Chicken:
         Foodservice                  28.5%        39.1%      17.4%      14.5%
         Retail                       15.4%        10.4%      22.1%      13.6%
      Total Fresh Chicken             43.9%        49.5%      39.5%      28.1%

      Export and Other:
         Prepared Foods                1.5%         1.5%       1.3%       0.5%
         Chicken-Other                 8.0%         4.7%       6.9%      10.2%
      Export and Other                 9.5%         6.2%       8.2%      10.8%

      TOTAL U.S. CHICKEN             100.0%       100.0%     100.0%     100.0%

TURKEY SALES:
   U.S. Turkey Sales:
      Prepared Foods:
         Foodservice                  34.9%        44.1%      29.5%       0.0%
         Retail                       20.6%        18.3%      23.0%       0.0%
      Total Prepared Foods            55.5%        62.4%      52.6%       0.0%

      Fresh Turkey:
         Foodservice                   7.8%         7.0%       8.9%       0.0%
         Retail                       31.5%        26.3%      33.1%       0.0%
      Total Fresh Turkey              39.3%        33.3%      42.0%       0.0%

      Export and Other
         Prepared Foods                1.0%         1.1%       1.0%       0.0%
          Turkey-Other                 4.3%         3.3%       4.4%       0.0%
      Export and Other                 5.3%         4.3%       5.5%       0.0%

      TOTAL U.S. TURKEY              100.0%       100.0%     100.0%       0.0%


                                               FISCAL QUARTERS ENDED
                                    SEP 30     JULY 1       APR 1       JAN 1
                                     2000       2000         2000       2000
                                              (IN THOUSANDS)

CHICKEN SALES:
   U.S. CHICKEN SALES:
      Prepared Foods:
         Foodservice                  55.1%        58.5%      55.1%      55.4%
         Retail                        6.3%         3.1%       4.2%       4.6%
      Total Prepared Foods            61.5%        61.6%      59.3%      60.0%

      Fresh Chicken:
         Foodservice                  17.5%        19.3%      20.5%      19.7%
         Retail                       14.3%        14.1%      14.6%      13.8%
      Total Fresh Chicken             31.8%        33.4%      35.1%      33.5%

      Export and Other:
         Prepared Foods                0.6%         0.5%       0.4%       0.3%
         Chicken-Other                 6.2%         4.5%       5.2%       6.2%
      Export and Other                 6.7%         5.0%       5.6%       6.5%

      TOTAL U.S. CHICKEN             100.0%       100.0%     100.0%     100.0%

TURKEY SALES:
   U.S. Turkey Sales:
      Prepared Foods:
         Foodservice                   0.0%         0.0%       0.0%       0.0%
         Retail                        0.0%         0.0%       0.0%       0.0%
      Total Prepared Foods             0.0%         0.0%       0.0%       0.0%

      Fresh Turkey:
         Foodservice                   0.0%         0.0%       0.0%       0.0%
         Retail                        0.0%         0.0%       0.0%       0.0%
      Total Fresh Turkey               0.0%         0.0%       0.0%       0.0%

      Export and Other:
          Prepared Foods               0.0%         0.0%       0.0%       0.0%
          Turkey-Other                 0.0%         0.0%       0.0%       0.0%
      Export and Other                 0.0%         0.0%       0.0%       0.0%

      TOTAL U.S. TURKEY                0.0%         0.0%       0.0%       0.0%

(a) The acquisition of WLR Foods has been accounted for as a purchase, and the results of operations for this acquisition have been included in our consolidated results of operations since January 27, 2001, the acquisition date.
